SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): July 28, 2004 (July 21, 2004)

                               WINWIN GAMING, INC.

             (Exact name of Registrant as specified in its charter)

               DELAWARE                                 84-1219819
    ----------------------------                  ----------------------
    (State or Other Jurisdiction                       (IRS Employer
           of Incorporation)                      Identification Number)

                                     0-21566
                             ----------------------
                             Commission File Number

                             2980 Rainbow Boulevard
                                   Suite 200K
                             Las Vegas, Nevada 89146
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)         (Zip Code)

                                 (702) 233-4138
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

DEVELOPMENTS IN COULTER LITIGATION

As previously reported, David B. Coulter ("Coulter"), a former officer and director and a stockholder of Junum Incorporated (the predecessor of WinWin Gaming, Inc.) (the "Company") has filed several civil actions against the Company and others in the Superior Court of the State of California for the County of Los Angeles (Central District), and in the County of Orange, California.

The Los Angeles complaint alleged a breach of an employment contract, breach of fiduciary duty, and various other claims, and sought damages in excess of $3,000,000 and other relief. All of the allegations in such complaint relate to events that occurred prior to the acquisition of WinWin Inc., the Company's operating subsidiary, and prior to the current Board and management becoming involved with the Company. The Company is vigorously contesting these claims and has filed counter-claims against Coulter for fraud and misappropriation of corporate assets, and the Company is seeking damages in excess of $15 million.

The complaint filed in Orange County sought a determination as to the identity of the lawfully appointed directors of the Company. Mr. Coulter claimed that pursuant to the certificate of incorporation of the Company only the board of directors could fill vacancies on the board and he challenged a written consent of the stockholders of the Company (the "Written Consent") that authorized Coulter's removal from the board effective October 18, 2002 and the appointment of two new directors. Coulter also claimed that his removal from the board of directors of the Company was invalid because it included affirmative votes under a proxy that Coulter claimed went beyond the authority of such proxy. The trial court found that the bylaws permitted the appointment of the two directors by Written Consent and that there was insufficient evidence as to whether the proxy holder had improperly voted for Coulter's removal. Coulter then filed an appeal with the Court of Appeal of the State of California, Fourth Appellate District (Division Three) (the "Appellate Court").

On July 21, 2004, the Appellate Court upheld the appointment of the two directors who were appointed by the Written Consent, but reversed the trial court decision with respect to Coulter's removal from the board. The ramifications of such reversal with respect to the Company are currently unclear, although the Company believes that it should have no material adverse effect on Company events that occurred subsequent to October 18, 2002. The Company intends to take all necessary steps to ensure that the decision has no material adverse effect on the past, current or future operations of the Company, including contesting the decision of the Appellate Court through all legal means, if necessary.


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

APPOINTMENT OF NEW DIRECTORS

Due to the uncertainty created by the Appellate Court decision, on July 28, 2004, the Company received written consents of a majority in interest of its stockholders that effect the removal of all current directors of the Company and the appointment of the following slate of directors:

                                     Year First             Principal Occupation
Name                         Age     Became Director        During the Past Five Years
Patrick O. Rogers            46      2003                   Patrick O. Rogers became the Company's
                                                            Chairman and CEO on December 5, 2003.  He has
                                                            held the position of President since March 31,
                                                            2003.  From March 31, 2003 to December 5,
                                                            2003, he also held the positions of Treasurer
                                                            and Secretary.  From May 2002 to the present,
                                                            he has been the Chairman of WinWin, Inc., a
                                                            Nevada corporation acquired by the Company on
                                                            March 31, 2003.  From February 2000 to the
                                                            present, Mr.  Rogers has been a marketing
                                                            consultant through PM Investments LLC, his
                                                            marketing Company.  From August 2000 to May
                                                            2001, he was the Chief Executive Officer of
                                                            PlayersClub.com, a membership and marketing
                                                            Company.  From May 1999 to October 1999, Mr.
                                                            Rogers was the Vice President - Marketing of
                                                            Purchase Pro.com, Inc., a business to business
                                                            e- commerce Company.  From July 1998 to May
                                                            1999, he was Vice President - Marketing for
                                                            eastern Europe for Mirage Resorts, Inc.  From
                                                            June 1998 to May 1999, he owned and operated a
                                                            marketing consulting Company, R & M Companies,
                                                            L.L.C.  From June 1996 to June 1998, he owned
                                                            and operated Rogers and Associates, Inc., a
                                                            marketing Company.  From January 1987 to June
                                                            1996, Mr.  Rogers held various executive
                                                            positions with Players International Inc.,
                                                            including Vice President - General Manager of
                                                            Players Island Resort in Mesquite, Nevada and
                                                            of Players Riverboat Casino in Metropolis,
                                                            Illinois.

John Gronvall                47      Not applicable         John Gronvall is in the real estate
                                                            development and investment business and has
                                                            successfully developed over $50,000,000 in
                                                            commercial, residential, office and healthcare
                                                            projects.  Mr. Gronvall has engaged in this
                                                            business as the CEO and sole stockholder of
                                                            International Renaissance Developers and its
                                                            affiliated companies since 1979. Mr. Gronvall has


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

                                                            served on the board of Junior Achievement,
                                                            Leadership Mahoning Valley and is a member of
                                                            the Captain's Club for the United Way.

Arthur J. Petrie             69      2003                   Arthur J. Petrie became the Company's director
                                                            on December 5, 2003.  He has been in the real
                                                            estate development and investment business for
                                                            the past 45 years.  He is Chairman of the
                                                            Board of Petrie Development Corporation,
                                                            formed in 1976, and General Manager of Asset
                                                            Development Services, LLC, a real estate
                                                            investment Company located in Las Vegas,
                                                            Nevada.  Mr. Petrie's experience in commercial
                                                            real estate includes development for Wal-Mart,
                                                            Sam's Club, K-mart, Hy-Vee, and other retail
                                                            users, development of apartment complexes, and
                                                            redevelopment of a university campus to
                                                            offices and housing.   Mr. Petrie is a General
                                                            Partner in several publicly syndicated
                                                            partnerships and has extensive experience in
                                                            developing companies as a shareholder, member
                                                            of the board, and officer.  Mr. Petrie has
                                                            also served on the Mankato State University
                                                            Foundation and as Chairman of the Minnesota
                                                            World Trade Center.

Dwight V. Call               69      2003                   Dwight V. Call became the Company's director
                                                            on December 5, 2003.  He is the President and
                                                            owner of MC Foods, Inc., d/b/a Magee's, a
                                                            restaurant, nuts and butters operating in Los
                                                            Angeles, California.  He is also the President
                                                            and Owner of Call and Call, an accountancy
                                                            corporation that began operations in 1962.
                                                            Mr. Call is also a full Professor of
                                                            Accounting and MIS at California State
                                                            University - Northridge.  He is a frequent
                                                            lecturer on matters relating to taxation and
                                                            accounting and has spoken before the
                                                            International Business and Economics Research
                                                            Conference regarding matters relating to
                                                            employee stock options.  Mr. Call is also an
                                                            accomplished author and has written several
                                                            articles on matters relating to taxation and
                                                            accounting.

Peter Pang                   50      2003                   Peter Pang became the Company's director on
                                                            December 5, 2003.  Mr. Pang became the
                                                            Company's General Counsel and Executive Vice
                                                            President on January 1, 2004.  He is the
                                                            founder of IPO Pang, P.C., an international
                                                            law firm with offices in Guangzhou, People's
                                                            Republic of China and Oakland, California that
                                                            specializes in assisting U.S. companies
                                                            entering the Chinese market with complex,
                                                            high-profile legal and business cases.  Prior
                                                            to forming IPO Pang, Mr. Pang served as Vice
                                                            President and General Counsel of Dole Packaged
                                                            Foods, Assistant General Counsel of Nissan
                                                            North America and corporate counsel to Hershey
                                                            Foods Corporation and Shell Oil Company.  Mr.
                                                            Pang is licensed to practice law in several
                                                            jurisdictions in the United States, including
                                                            California, New York, Pennsylvania and Texas,
                                                            and is also an acknowledged Foreign Legal
                                                            Consultant in China where he has provided
                                                            legal advice to the City of Guangzhou and the
                                                            Ministry of Television and Foreign Trade and
                                                            Economics Commission.  Mr. Pang is also an
                                                            expert on intellectual property law and is the
                                                            author of several chapters on protecting Trade
                                                            Secrets, CEB 2003.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                WINWIN GAMING, INC.


                                                By:    /s/ Patrick Rogers
                                                    ----------------------------
                                                    Patrick Rogers, President

DATED: July 28, 2004


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